EXHIBIT 99.1


ALLEN & COMPANY
 Incorporated



                    711 FIFTH AVENUE  o  NEW YORK, N.Y. 10022  o  (212) 832-8000



                       June 29, 2002




The Board of Directors
L90, Inc.
4499 Glencoe Avenue
Marina del. Rey, California 90292

Members of the Board of Directors:

     We are pleased to confirm in writing our presentation to a meeting of the Board of Directors on Thursday, June 27, 2002, of our opinion (the "Opinion"), as of this date, as to the fairness, from a financial point of view, of the Consideration (as defined below) to be paid in the proposed transaction described below (the "Proposed Transaction") to the stockholders (the "Stockholders") of L90, Inc. ("L90").

     We understand that Max Worldwide, Inc. ("Parent"), L90, DoubleClick Inc. ("DoubleClick"), DoubleClick Media, Inc. ("DoubleClick Media"), Picasso Media Acquisition, Inc. ("Acquisition Sub") and Lion Merger Sub, Inc. ("Parent 251 Sub") have entered into an Agreement and Plan of Merger, dated as of June 29, 2002 (the "Agreement"), pursuant to which (i) Parent, Parent 251 Sub and L90 shall complete a holding company merger pursuant to which Parent 251 Sub will merge with and into L90 resulting in L90 becoming a wholly-owned Subsidiary of Parent and all Stockholders becoming stockholders of Parent; Parent 251 Sub shall be merged with and into L90, and the separate existence of Parent 251 Sub shall cease; L90 shall survive the L90 Merger and become a wholly-owned
Subsidiary of Parent (the "L90 Merger"); (ii) the Acquisition Sub shall be merged with and into DoubleClick Media (the "DoubleClick Media Merger") and the separate existence of the Acquisition Sub shall cease. DoubleClick Media shall survive the DoubleClick Media Merger and DoubleClick Media shall become a wholly-owned Subsidiary of Parent; and (iii) the shares of DoubleClick Media Common Stock issued and outstanding immediately prior to the Effective Time (other than DoubleClick Media Common Stock to be cancelled in accordance with Section 3.9(b) of the Agreement) shall, subject to the adjustments set forth in Sections 3.14 and 3.15 of the Agreement, be converted into the right to receive
(x) the


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The Board of Directors
L90, Inc.
June 29, 2002

Securities,  (y)  the  Cash  Consideration  and  (z)  the  right to  receive the
Contingent   Cash   Consideration   ((x),  (y)   and   (z)   collectively,   the
"Consideration").

     All capitalized terms not defined herein shall have the respective meanings assigned to them in the Agreement.

     We, as part of our investment banking business, are regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, tender offers, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We will receive a fee in connection with services provided in rendering our Opinion pursuant to our engagement agreement with L90. In the ordinary course of our business, we or our affiliates may have long or short positions, either on a discretionary or nondiscretionary basis, for our own account or for those of our clients, in the securities of L90 and DoubleClick.

      In connection with delivering our Opinion, we:

            (i) reviewed, and analyzed a draft of the Agreement, drafts of the agreements ancillary thereto (all in substantially final form and the financial terms of the Proposed Transaction;

            (ii) reviewed and analyzed historical publicly available business information and financial results of L90 and DoubleClick, including Securities and Exchange Commission filings of L90 and DoubleClick;

            (iii) reviewed and analyzed historical publicly available business information and financial results of companies in the Internet advertising industry which we deemed comparable to L90 and DoubleClick including Securities and Exchange Commission filings of these companies;

            (iv) reviewed and analyzed non-public operating and financial information of L90, including budgeted financial and operating results for fiscal year 2002, provided by the management of L90;

            (v) reviewed and analyzed non-public operating and financial information of DoubleClick Media, including forecasts and budgeted financial and operating results for fiscal year 2002, provided by the management of DoubleClick;

            (vi) reviewed and analyzed the present financial condition and business prospects of L90 and DoubleClick Media;

            (vii) reviewed and analyzed historical market prices and trading volumes for the common stock of L90 since its initial public offering;


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The Board of Directors
L90, Inc.
June 29, 2002

            (viii) reviewed and analyzed financial and trading data for the common stock of L90 compared to selected comparable market indices;

            (ix) reviewed and analyzed publicly available financial and transaction information relating to selected comparable merger and acquisition transactions;

            (x)     analyzed  the  common  stock  price and market  multiples of
            L90  as  compared  to   selected  comparable   Internet  advertising
            companies;

            (xi)    analyzed   the  implied  valuation  of   DoubleClick   Media
            pursuant to the terms of the Proposed Transaction;

            (xii) reviewed and analyzed the terms and conditions of proposed compensation agreements with selected members of DoubleClick Media's senior management team;

            (xiii) reviewed and analyzed non-public information obtained in meetings with senior management of L90 and DoubleClick

            (xiv)   reviewed   and   analyzed   prevailing   trends   in     the
            advertising  services,  direct marketing and Internet industries;

            (xv)    reviewed  and  analyzed  information  obtained  from   L90's
            forensic  accountants  and counsel; and

            (xvi) performed such other analyses and reviewed such other information as we deemed appropriate.

We have assumed and relied upon the accuracy and completeness of the financial and other information used by us in arriving at our Opinion without independent verification, and have further relied upon the assurances of management of L90 that they are not aware of any facts that would make such information inaccurate or misleading. In arriving at our Opinion, we neither performed nor obtained any evaluations or appraisals of the assets or liabilities of L90 or DoubleClick Media. In addition to our review and analyses of the specific information set forth above, our opinion herein reflects and gives effect to our assessment of general economic, monetary, market and industry conditions existing as of the date hereof as they may affect the business and prospects of L90. With respect to the financial projections provided to us, we have assumed that they have been reasonably prepared in good faith reflecting the best currently available estimates and judgments of the management of L90 and DoubleClick as to the future operating and financial performance of L90 and DoubleClick Media.

     Our Opinion rendered herein does not constitute a recommendation of the Proposed Transaction over any other alternative transaction which may be available to

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The Board of Directors
L90, Inc.
June 29, 2002

L90. The Opinion contained herein relates to the fairness to the Stockholders from a financial point of view of the Consideration to be paid in connection with the Proposed Transaction and does not address any other aspect of the Proposed Transaction or any related transaction. It is understood that this letter is for the information of the Board of Directors of L90 and may not be used for any other purpose without our prior written consent, except that this letter may be included in its entirety in any filing made by L90 with the Securities and Exchange Commission with respect to the Proposed Transaction.

     Based on the foregoing and subject to the qualifications stated herein, we are of the Opinion that, as of thc date hereof, the Consideration to be paid in connection with the Proposed Transaction is fair, from a financial point of view, to the Stockholders.

                                Very truly yours,




                                ALLEN & COMPANY INCORPORATED


                                By      /s/  John H. Josephson
                                      ------------------------------
                                      John H. Josephson
                                      Managing Director








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